EXHIBIT 14

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Arthur C. Schneider, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Members Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA B	Members Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA C	Members Extra Variable Annuity	333-83957
Separate Account VA M	Income Elite Variable Annuity	333-177584
Separate Account VA W	Transamerica Liberty Variable Annuity	333-116562
Separate Account VA W	Members Liberty Variable Annuity	333-116562
Separate Account VA X	Transamerica Advisor Elite Variable Annuity	333-125817
Separate Account VA Y	Transamerica Axiom Variable Annuity	333-131987
Separate Account VA EE	Transamerica Principium II Variable Annuity	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA HH	DWS Personal Pension Variable Annuity	333-173285

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of July, 2012.

/s/ Arthur C. Schneider
Arthur C. Schneider
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Craig D. Vermie, a Director, Senior Vice President, Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Members Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA B	Members Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA C	Members Extra Variable Annuity	333-83957
Separate Account VA M	Income Elite Variable Annuity	333-177584
Separate Account VA W	Transamerica Liberty Variable Annuity	333-116562
Separate Account VA W	Members Liberty Variable Annuity	333-116562
Separate Account VA X	Transamerica Advisor Elite Variable Annuity	333-125817
Separate Account VA Y	Transamerica Axiom Variable Annuity	333-131987
Separate Account VA EE	Transamerica Principium II Variable Annuity	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA HH	DWS Personal Pension Variable Annuity	333-173285

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of July, 2012.

/s/ Craig D. Vermie
Craig D. Vermie
Director, Senior Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Karen R. Wright, a Treasurer and Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Members Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA B	Members Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA C	Members Extra Variable Annuity	333-83957
Separate Account VA M	Income Elite Variable Annuity	333-177584
Separate Account VA W	Transamerica Liberty Variable Annuity	333-116562
Separate Account VA W	Members Liberty Variable Annuity	333-116562
Separate Account VA X	Transamerica Advisor Elite Variable Annuity	333-125817
Separate Account VA Y	Transamerica Axiom Variable Annuity	333-131987
Separate Account VA EE	Transamerica Principium II Variable Annuity	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA HH	DWS Personal Pension Variable Annuity	333-173285

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of August, 2012.

/s/ Karen R. Wright
Karen R. Wright
Treasurer and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Senior Vice President and Corporate Controller of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Members Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA B	Members Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA C	Members Extra Variable Annuity	333-83957
Separate Account VA M	Income Elite Variable Annuity	333-177584
Separate Account VA W	Transamerica Liberty Variable Annuity	333-116562
Separate Account VA W	Members Liberty Variable Annuity	333-116562
Separate Account VA X	Transamerica Advisor Elite Variable Annuity	333-125817
Separate Account VA Y	Transamerica Axiom Variable Annuity	333-131987
Separate Account VA EE	Transamerica Principium II Variable Annuity	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA HH	DWS Personal Pension Variable Annuity	333-173285

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of July, 2012.

/s/ Eric J. Martin
Eric J. Martin Senior Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Members Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA B	Members Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA C	Members Extra Variable Annuity	333-83957
Separate Account VA M	Income Elite Variable Annuity	333-177584
Separate Account VA W	Transamerica Liberty Variable Annuity	333-116562
Separate Account VA W	Members Liberty Variable Annuity	333-116562
Separate Account VA X	Transamerica Advisor Elite Variable Annuity	333-125817
Separate Account VA Y	Transamerica Axiom Variable Annuity	333-131987
Separate Account VA EE	Transamerica Principium II Variable Annuity	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA HH	DWS Personal Pension Variable Annuity	333-173285

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of July, 2012.

/s/ Mark W. Mullin
Mark W. Mullin Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brenda K. Clancy, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Members Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA B	Members Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA C	Members Extra Variable Annuity	333-83957
Separate Account VA M	Income Elite Variable Annuity	333-177584
Separate Account VA W	Transamerica Liberty Variable Annuity	333-116562
Separate Account VA W	Members Liberty Variable Annuity	333-116562
Separate Account VA X	Transamerica Advisor Elite Variable Annuity	333-125817
Separate Account VA Y	Transamerica Axiom Variable Annuity	333-131987
Separate Account VA EE	Transamerica Principium II Variable Annuity	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA HH	DWS Personal Pension Variable Annuity	333-173285

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July, 2012.

/s/ Brenda K. Clancy
Brenda K. Clancy Director and President